                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: November 10, 2000

                 AmeriCredit Automobile Receivables Trust 2000-C
             (Exact Name of Registrant as specified in its charter)

        United States               333-36365                  88-0469499
----------------------------     ----------------         ---------------------
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
     of Incorporation)                Number)             Identification Number)

                           c/o AmeriCredit Financial
                                 Services, Inc.
                           Attention: Daniel E. Berce
                         801 Cherry Street, Suite 3900
                             Fort Worth, TX 76102
                            (Address of Principal
                              Executive Office)

                               (817) 302-7000
                          Registrant's phone number





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Item 5.     Other Events

      Information relating to distributions to Noteholders for the October 2000 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, and Class A-4 Floating Rate Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period. Both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of August 17, 2000 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").



Item 7.     Financial Statements, Exhibits


       Exhibit No.                   Exhibit
       -----------                   -------
       99.1                          Preliminary Servicer's Certificate and
                                     Servicer's Certificate for the October
                                     2000 Collection Period relating to the
                                     Notes issued by the Registrant pursuant
                                     to the Agreement.





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriCredit Automobile Receivables Trust 2000-C

By:  AmeriCredit Financial Services, Inc., as Servicer

/s/      Daniel E. Berce
         Daniel E. Berce
         Vice Chairman and
         Chief Financial Officer

November 10, 2000





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                                  EXHIBIT INDEX

       Exhibit
       -------
       99.1                          Preliminary Servicer's Certificate and Servicer's
                                     Certificate for the October 2000 Collection Period relating to the Notes issued by the Registrant.
